WARRANT AGREEMENT
                                 BIDVILLE, INC.

THIS WARRANT ("WARRANT") AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

THIS  CERTIFIES  THAT,  for value  received,  Delmount  International  Ltd. (the
"Holder") is entitled to subscribe for and purchase 3,500,000 shares of the fully paid and nonassessable Common Stock, $ .001 par value (the "Shares"), of Bidville, Inc., a Nevada corporation (the "Company"), at the aggregate exercise price of $0.60 per share (the "Exercise Price"), on or before March 31, 2010, subject to the provisions and upon the terms and conditions hereinafter set forth.

1. Vesting, Method of Exercise; Payment.

      (a) Vesting. 2,500,000 warrants shall vest after Holder has purchased 2,500 shares of Bidville Series A Preferred Stock for $2,500,000. The remaining 1,000,000 warrants shall vest pro rata upon the Holders exercise of its option to purchase up to an additional 1,000 shares of Bidville Series A Preferred Stock.

      (b) Cash Exercise. Any purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A, duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company or by wire transfer to an account designated by the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

      (c) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

2. Stock Fully Paid; Reservation of Shares.

All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3. Adjustments.

Subject to the provisions of Section 11 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

      (a) Reclassification. In the case of any reclassification or change of securities issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or
      (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the fair market value of the Common Stock at the time of the transaction. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

      (b) Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

      (c) Mandatory Call. When the average closing bid price of the common stock of the Company Inc. meets or exceeds 200% of the Exercise Price then in effect for ten consecutive trading days, the Company has the right, but not the obligation, to call all or part of the vested Warrants provided, however, that the Company may not exercise the call feature unless a registration statement registering the Shares has been declared effective at least twenty (20) trading days earlier and is effective from the date of delivery of the call notice until ten (10) business days later and the shares underlying the warrants will be issued without restrictive legend. The call price shall be subject to adjustment according to the adjustment mechanisms set forth in Section 3 herein. In the event the Company elects to exercise such right it shall provide written notice of its intention to the Holder (the "Call Notice"). If the Warrants are not exercised within ten (10) business days following the date the Company issues the Call Notice, then the Company shall buy each Warrant for a consideration of $0.001 per warrant and the Warrants and all rights appurtenant thereto shall expire on the calendar day immediately following the date of the Call Notice.

      (d) Dilution Protection. If the Company, at any time after the Warrants have vested as set forth above, issues shares of common stock, warrants or instruments that are convertible into shares of the Company's Common Stock at a price per share below the then current Exercise Price of the outstanding Warrants then the exercise price of the vested Warrants shall be adjusted to the price that the shares or warrants or instruments that are convertible into common stock are issued. In addition, the Holder shall be issued additional warrants according to the following formula: amount of warrants * (old exercise price / new exercise price) - amount of warrants. For example: The Company issues new shares at 30 cents, the Holder has 10,000 vested Warrants: The Holder shall therefore be entitled to receive 10,000 * ($0.60 / $0.30) - 10,000 = 10,000 additional warrants and the exercise price on all 20,000 warrants will then be $0.30 versus the original $0.60. If the Company issues any shares, warrants or instruments that are convertible into shares of Company Common Stock at a price less than 1 cent, then the dilution shall be calculated as if the issuance had happened at a price of one cent ($0.01). Notwithstanding the foregoing, there shall be no adjustment for any options to purchase shares of Common Stock granted by the Company under any Company option plan then in effect.

4. Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

5. Fractional Shares. Notwithstanding any other language contained herein or the terms of the Agreement, this Warrant may not be exercised for fractional shares, and such portion of the Warrant and any fractional shares subject thereto shall expire.

6. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

7. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

      (a) This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act").

      (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have been qualified under issuance in a transaction exempt from the registration requirements of applicable state securities law, which exemptions depend upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

      (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

      (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

8.    Restrictive Legend.

The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form: THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

9.    Restrictions Upon Transfer and Removal of Legend.

      (a) The Company need not register a transfer of this Warrant or Shares bearing the restrictive legend set forth in Section 8 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in
      Section 8 hereof is satisfied.

      (b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel shall be necessary for a transfer without consideration by any holder (i) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, or (ii) if such holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder.

10. Rights of Shareholders.

No holder of this Warrant shall be entitled, as a Holder, to vote or receive dividends or be deemed the holder of any Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The holder of this Warrant will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

11. Notices.

All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier,

      (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid,

      (b) upon delivery, if delivered by hand,

      (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or

      (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed

            (i)if to the Holder, at the Holder's address as set forth on the books of the Company, and

            (ii) if to the Company, at the address of its principal corporate offices (attention: Michael Palandro, President), at such address as the Company may designate.

12. Registration Rights Agreement. The Company agrees to file a registration statement covering the resale of 100% of the common shares underlying the Warrants ("Underlying Shares") within 40 business days from the execution of this Warrant Agreement. Upon a triggering of Section 3(d) hereof, the
      Company shall, within 40 business days of such occurrence, file an additional registration statement covering the resale of 200% of the
      Underlying Shares of the newly issued warrants. The Company shall use commercially reasonably best efforts to achieve and maintain the effectiveness of the registration statement until the legends may be removed from the Underlying Shares pursuant to Rule 144(k) under the Securities Act of 1933, as amended, or until all the Underlying Shares have been sold, whichever comes first.

13. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to the conflicts of law principles.

Issued this 9th day of May, 2005




---------------------------
Michael Palandro
CEO
Bidville, Inc.

EXHIBIT A
NOTICE OF EXERCISE OF WARRANT

TO: Bidville, Inc.

601 Cleveland Street, Suite 220
Clearwater
Florida 33755
U.S.A.
Attention: President

1. The undersigned hereby irrevocably elects to purchase __________ Shares of Bidville, Inc. pursuant to the terms of the attached Warrant (No.________).

2.__ The undersigned elects to exercise the attached Warrant by means of a cash payment of $_______________, and tenders herewith or by concurrent wire transfer payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

                                                     (Name)
                  ---------------------------------


                  ---------------------------------

                                                     (Address)
                  ---------------------------------

4 The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in the Warrant Agreement and the Subscription Agreement executed therewith, are true and correct as of the date hereof.


DATE:
      -------------------------


 ------------------------------
(Signature must conform to name of holder as specified on the face of the Warrant)

Title:
      -------------------------